UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2023

CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Greenway Plaza, Suite 2400, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	CPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2023, in connection with the universal proxy rules adopted by the U.S. Securities and Exchange Commission and related requirements (the “Universal Proxy Rules”) and a periodic review of the bylaws of Camden Property Trust (the “Company”), the Board of Trust Managers of the Company amended and restated the Company’s bylaws (the “Bylaws”), effective immediately. The amendments effected by the Bylaws, among other things, (i) revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including requiring additional information, representations and disclosures from proposing shareholders, proposed nominees and other persons related to a shareholder’s solicitation of proxies, (ii) address other matters relating to Universal Proxy Rules, such as requiring a shareholder providing notice pursuant to the advance notice bylaws to inform the Company if a shareholder no longer plans to solicit proxies in accordance with the Universal Proxy Rules, and requiring shareholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least 30 days before the meeting, (iii) require a shareholder soliciting proxies from other shareholders use a proxy card color other than white, and (iv) make various other conforming, technical and non-substantive changes. The foregoing description of the Bylaws is qualified in its entirety by reference to a copy of the Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

3.1	Fifth Amended and Restated Bylaws of Camden Property Trust, effective February 23, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2023 CAMDEN PROPERTY TRUST

By: /s/ Joshua L. Lebar
Joshua L. Lebar
Senior Vice President-General Counsel and Secretary